                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                         ANADARKO PETROLEUM CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

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

                                [ANADARKO LOGO]

                                 P. O. BOX 1330
                           HOUSTON, TEXAS 77251-1330

March 25, 2002

To THE STOCKHOLDERS:

     You are cordially invited to attend the Annual Meeting of Stockholders of the Company. The meeting will be held at The Cynthia Woods Mitchell Pavilion, 2005 Lake Robbins Drive, The Woodlands, Texas, on Thursday, April 25, 2002, at 10:00 a.m. (CDT).

     The Notice of the Annual Meeting and the attached Proxy Statement provide information concerning the matters to be considered at the meeting. In addition, the general operations of the Company will be discussed and stockholders will be given the opportunity to ask questions.

     We value your opinions and encourage you to participate in this year's Annual Meeting by voting your proxy. You may vote either by the Internet or telephone using the instructions on the proxy card or by signing your proxy card and returning it in the enclosed envelope.

                                            Very truly yours,

                                            /s/ JOHN N. SEITZ
                                            JOHN N. SEITZ
                                            President and Chief Executive
                                            Officer

                                [ANADARKO LOGO]

                                 P. O. BOX 1330
                           HOUSTON, TEXAS 77251-1330

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     The Annual Meeting of Stockholders of Anadarko Petroleum Corporation will be held at The Cynthia Woods Mitchell Pavilion, 2005 Lake Robbins Drive, The Woodlands, Texas, on Thursday, April 25, 2002, at 10:00 a.m. (CDT) for the purpose of:

     (1) Electing four directors; and

     (2) Transacting any other business as may properly be brought before the meeting and any adjournments or postponements thereof.

ADMISSION

     Printed on the back of each Proxy Card sent to registered shareholders is an admission ticket. This ticket is valid to admit the stockholder to the 2002 Annual Meeting. SEATING IS LIMITED AND ADMISSION TO THE MEETING WILL BE ON A FIRST-COME, FIRST-SERVED BASIS. For wheelchair and hearing impaired seating, please see a host/hostess for assistance.

     You will be asked to present valid picture identification, such as a driver's license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

     If your shares are held in the name of a bank, broker, or other holder of record and you plan to attend the Annual Meeting, you must present proof of your ownership of Company stock, such as a current bank or brokerage account statement, to be admitted to the Annual meeting.

RECORD DATE

     March 1, 2002, has been fixed as the record date. If you are a record holder of common stock at the close of business on the record date, you are entitled to receive notice of and to vote at the Annual Meeting.

     Please take the time to vote by following the Internet or telephone voting instructions on the enclosed proxy card or by completing and mailing the proxy card. A postage-prepaid envelope has been provided for your convenience if you wish to vote by mail. You may revoke your proxy at any time before the vote is taken by sending to the Corporate Secretary of the Company a proxy with a later date or voting again by Internet or telephone. Alternatively, you may revoke your proxy by delivering to the Corporate Secretary of the Company a written revocation prior to the Annual Meeting or by voting in person at the Annual Meeting.

     REGARDLESS OF THE NUMBER OF COMPANY COMMON SHARES YOU HOLD, YOUR VOTE IS VERY IMPORTANT.

                                         BY ORDER OF THE BOARD OF DIRECTORS

                                         /s/ SUZANNE SUTER
                                         SUZANNE SUTER
                                         Corporate Secretary

Dated: March 25, 2002
The Woodlands, Texas

                                [ANADARKO LOGO]

                                 P. O. BOX 1330
                           HOUSTON, TEXAS 77251-1330

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 25, 2002

     YOUR VOTE IS VERY IMPORTANT. Please take the time to vote by following the Internet or telephone voting instructions on the enclosed proxy card or by completing and mailing the proxy card. A postage-prepaid envelope has been provided for your convenience if you wish to vote by mail.

     If you vote by mail and your proxy card is returned unsigned, your vote cannot be counted. If you vote by mail and the returned proxy card is signed and dated without indicating how you want to vote, your proxy will be voted as recommended by the Board of Directors.

REVOKING YOUR PROXY

     You may revoke your proxy at any time prior to the meeting by:

     - sending a written statement to the Corporate Secretary of the Company;

     - submitting a valid proxy with a later date either by Internet, by telephone or in writing; or

     - voting in person at the Annual Meeting.

VOTE REQUIRED AND METHOD OF COUNTING VOTES

     Number of Shares Outstanding. At the close of business on the record date, March 1, 2002, there were 248,909,123 shares of common stock outstanding, which are entitled to vote at the meeting.

     Quorum. A quorum is present if at least a majority of the outstanding shares of common stock on the record date are present in person or by proxy.

     Vote Required. A plurality of the votes cast is required for the election of Directors. This means that the four Director nominees with the most votes are elected. Only votes "for" or "against" affect the outcome. Abstentions are not counted for purposes of the election of Directors.

     Under New York Stock Exchange rules, if you are a beneficial owner and your broker holds your shares in its name, the broker is permitted to vote your shares on the election of Directors even if the broker does not receive voting instructions from you.

                          ANADARKO BOARD OF DIRECTORS

STRUCTURE

     The Board is divided into three classes of directors for purposes of election. One class of directors is elected at each Annual Meeting of stockholders to serve for a three-year term.

     At the 2002 meeting, the terms of four directors are expiring. Each director elected at this Annual Meeting will hold office until the expiration of his term in 2005. Those directors not up for election this year will continue in office for the remainder of their terms.

     If a nominee is unavailable for election, the proxies will be voted for the election of another nominee proposed by the Board or, as an alternative, the Board may reduce the number of directors to be elected at the meeting.

ITEM 1 -- ELECTION OF DIRECTORS

DIRECTORS NOMINATED THIS YEAR FOR TERMS EXPIRING IN 2005

     Ronald Brown (69) -- Mr. Brown resides in Rancho Santa Fe, California. He retired as a bank executive in 1992. Mr. Brown has been a director of the Company since 1986.

     John R. Butler, Jr. (63) -- Mr. Butler has been Chairman of J. R. Butler and Company, a reservoir engineering company in Houston, Texas, since 1976. He is also currently a board member and former Chairman, President and CEO of the Houston Advanced Research Center, a 501(c)(3) corporation. He was Chairman and Chief Executive Officer of GeoQuest International Holdings, Inc., Senior Chairman of Petroleum Information Corp. and Vice Chairman of Petroleum Information/Dwights, L.L.C. until 1997. He is currently on the Board of Directors of Kelman Technology, Inc. of Calgary, Alberta, Canada, a Toronto Stock Exchange Company. He was also Chairman of the Society of Exploration Geophysicists Foundation until December 2001. Mr. Butler has been a director of the Company since 1996.

     Preston M. Geren III (50) -- Mr. Geren accepted an appointment as a Senior Executive with the Department of Defense in 2001. He had been an Attorney in Fort Worth, Texas since 1998. From January 1997 through August 1998, he was a management consultant for Public Strategies, Inc. He was a U.S. Congressman for the Twelfth Congressional District of Texas from 1989 to 1997. He is currently a director of Cullen Frost Bankers, Inc. He was a director of Union Pacific Resources Group Inc. ("UPRG") until UPRG merged with the Company in 2000. Mr. Geren has been a director of the Company since 2000.

     John R. Gordon (54) -- Mr. Gordon is Senior Managing Director of Deltec Asset Management LLC, a New York limited liability company, with executive offices in New York, New York. He had been President of Deltec Asset Management Corporation since 1988 until it was converted into a limited liability company. Mr. Gordon has been a director of the Company since 1988.

DIRECTORS UP FOR ELECTION IN 2003

     Conrad P. Albert (56) -- Mr. Albert resides in Bedford, New York and is engaged in private investments. Mr. Albert was a director of Deep Tech International until August 1998. He has been a director of the Company since 1986.

     Robert J. Allison, Jr. (63) -- Mr. Allison has been Chairman of the Board since 1986 and a director since 1985. He was also Chief Executive Officer of the Company from 1986 until his resignation from that position in January 2002. He was elected as a director of Freeport McMoran Copper and Gold Inc. located in New Orleans, Louisiana in 2001.

     John W. Poduska, Sr. (64) -- Mr. Poduska was a director of UPRG until UPRG merged with the Company in 2000. He is also a director of Novell, Inc., Safeguard Scientific, Inc., Energe Interactive, Inc., and EXA, Inc. Mr. Poduska has been a director of the Company since 2000.

     John N. Seitz (51) -- Mr. Seitz was elected Chief Executive Officer of the Company in January 2002 and has served as President since 1999. He has been an executive officer of the Company since 1995 and has worked for the Company since 1977. Mr. Seitz has been a director of the Company since 1997.

DIRECTORS UP FOR ELECTION IN 2004

     Larry Barcus (64) -- Mr. Barcus is Chairman of L. G. Barcus and Sons, Inc., Kansas City, Kansas, a general contractor with operations nationwide. Mr. Barcus has been a director of the Company since 1986.

     James L. Bryan (66) -- Mr. Bryan has been Executive Vice President of Newpark Drilling Fluids, Inc. since 1999. Newpark Drilling Fluids is an oilfield services firm headquartered in Houston, Texas. Mr. Bryan retired as Senior Vice President of Dresser Industries, Inc. in 1998. He had been a Vice President of Dresser since 1990. Mr. Bryan has been a director of the Company since 1986.

     George Lindahl III (56) -- Mr. Lindahl was appointed as Managing Partner of Sandefer Capital Partners, L.P., an oil and gas investment firm with offices in Austin and Houston, Texas, in December 2001. Although Mr. Lindahl retired as Vice Chairman of the Board of the Company in 2001, a position he had held since July 2000, he is continuing as a director of the Company. He had been Chairman, President and Chief Executive Officer of UPRG from July 1999 until UPRG merged with the Company in 2000. Mr. Lindahl was elected as a director of the Company in 2000.

     Jeff D. Sandefer (41) -- Mr. Sandefer is President of Sandefer Capital Partners, L.P., an oil and gas investment firm with offices in Austin and Houston, Texas. He has held that position since 1995. Mr. Sandefer also serves on the faculty of the University of Texas Graduate School of Business. He was a director of UPRG until UPRG merged with the Company in 2000. Mr. Sandefer was elected as a director of the Company in 2000.

BOARD MEETINGS AND COMMITTEES

     During 2001, the Board met six times. The Board also has an Executive Committee that may take action with respect to the conduct of the business of the Company between Board meetings. The Executive Committee met two times in 2001. During 2001, each incumbent director of the Company attended all of the meetings of the Board during the time he was a director.

     The Board has an Audit Committee and Compensation and Benefits Committee. Membership on these two committees is limited to non-employee directors.

     Audit Committee. Messrs. Albert, Barcus, Butler and Sandefer are members of the Audit Committee. The Audit Committee met seven times in 2001. Each member attended all of the committee meetings during the time he was on the committee. The primary responsibilities of the Audit Committee are independent objective oversight of the Company's accounting functions and internal controls.

     Compensation and Benefits Committee. The Compensation and Benefits Committee met five times in 2001. Messrs. Brown, Bryan, Geren, Gordon and Poduska are members of the Compensation and Benefits Committee. Each member attended all of the committee meetings during the time he was on the committee. The primary responsibilities of the Compensation and Benefits Committee are establishing and administrating director and executive compensation and benefit programs. The Committee also has general oversight responsibilities of the Company's qualified benefit plans.

DIRECTOR COMPENSATION

     Directors who are not employees of Anadarko receive compensation for Board and committee service. Directors who are employees of Anadarko receive no compensation for their service on the Board. The principal components of director compensation, which a director may elect to receive in cash, common stock or a combination of both, are as follows:

        1. an annual Board retainer of $40,000;

        2. a fee of $1,250 for each Board or committee meeting attended, plus expenses related to attendance;

        3. an annual committee membership retainer of $3,000; and,

        4. an additional annual committee retainer of $3,000 for serving as committee chair.

     Deferred Stock. In January 2002, the Board terminated the director phantom stock program and cancelled phantom stock units previously granted to the non-employee directors. The Board granted each current non-employee director deferred stock under the 1998 Director Stock Plan equal to the number of phantom shares that had been cancelled.

     1998 Director Stock Plan. Under this plan, the directors may grant stock-based awards to non-employee directors. On July 30, 2001, the directors granted each non-employee director an option to purchase 5,000 shares of common stock. The option price is the fair market value on the date of grant. The options will vest 50% one year from the date of grant and the remaining 50% two years from the date of grant. The options granted will expire 10 years from the date of grant. On January 31, 2002, the Board made a deferred stock grant equal to $14,500 to each non-employee director. The deferred stock will be distributed in shares when the director terminates. Directors will receive dividends on and will be entitled to vote the deferred stock. Both of the grants were made under the 1998 Director Stock Plan.

                                STOCK OWNERSHIP

     The information provided below summarizes the beneficial ownership of officers and directors of the Company and owners of more than 5% of outstanding common stock. In general, "beneficial ownership" includes those shares of common stock someone has the power to vote, sell or acquire within 60 days. It includes common stock that is held directly and also shares held indirectly through a relationship, a position as a trustee or under a contract or understanding.

COMMON STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     On March 1, 2002, the directors and executive officers of Anadarko beneficially owned, in the aggregate, 7,935,435 shares of Anadarko common stock (approximately 3% of the outstanding shares entitled to vote). Mr. Allison is the only director, nominee for director or officer of the Company who owns and has the right to acquire more than 1% of the outstanding common stock.

                                                 AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP
                                                -------------------------------------------
                                                                     SHARES
                                                NUMBER OF SHARES   EXERCISABLE     TOTAL
                                                  BENEFICIALLY       WITHIN      BENEFICIAL   PERCENT
           NAME OF BENEFICIAL OWNER                 OWNED(1)         60 DAYS     OWNERSHIP    OF CLASS
           ------------------------             ----------------   -----------   ----------   --------
Robert J. Allison, Jr. .......................       580,080        1,985,000    2,565,080       1%
John N. Seitz.................................       190,308          808,000      998,308       *
George Lindahl III............................        27,603          839,753      867,356       *
Michael E. Rose...............................        39,107          150,000      189,107       *
Charles G. Manley.............................        99,183          336,000      435,183       *
William D. Sullivan...........................        72,364                0       72,364       *
Conrad P. Albert(2)...........................        53,047           52,500      105,547       *
Larry Barcus..................................        33,624           72,500      106,124       *
Ronald Brown(3)...............................        20,787           72,500       93,287       *
James L. Bryan................................        30,458           72,500      102,958       *
John R. Butler, Jr. ..........................        24,902           42,500       67,402       *
Preston M. Geren III(4).......................         6,198           30,438       36,636       *
John R. Gordon................................        41,586           72,500      114,086       *
John W. Poduska, Sr.(4).......................        14,446           38,401       52,847       *
Jeff D. Sandefer..............................         1,463            2,500        3,963       *
All directors and executive officers as a
  group, (31 persons).........................     1,872,843        6,062,592    7,935,435       3%

---------------

 *  Less than one percent.

(1) This number does not include shares of common stock which the directors or officers of the Company have the right to acquire within 60 days of March 1, 2002.

(2) Mr. Albert disclaims beneficial ownership of the 11,573 shares held in his wife's name and his children's names.

(3) Mr. Brown disclaims beneficial ownership of the 101 shares held in his wife's name.

(4) Messrs. Geren and Poduska each have been granted 2,139 restricted shares, which have vested, but must meet certain performance criteria before being exercised.

OWNERS OF MORE THAN FIVE PERCENT OF ANADARKO STOCK

     The Company has not been notified of any beneficial owners of more than 5% of Anadarko common stock.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely upon a review of Forms 3, 4 and 5 furnished to the Company during and with respect to its most recently completed fiscal year, the Company believes that all transactions by reporting persons during 2001 were reported on a timely basis except for those disclosed in this report. During 2001, a Form 4 was filed late for each of the following individuals each reporting the corresponding number of transactions: Mr. Lindahl, four transactions; Mr. Stover, one transaction; Mr. Taylor, two transactions; and Mr. Butler, three transactions.

                             AUDIT COMMITTEE REPORT

     The following report of the audit committee of the Company shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall this report be incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

     The Audit Committee of the Board is responsible for independent, objective oversight of the Company's accounting functions and internal controls. The Audit Committee is composed of four directors, each of whom is independent as defined by the New York Stock Exchange listing standards. The Audit Committee operates under a written charter approved by the Board of Directors.

     Management is responsible for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards in the United States and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

     KPMG LLP served as the Company's independent accountant during 2001 and was appointed by the Executive Committee of the Board to serve in that capacity for 2002. KPMG LLP has served the Company since its initial public offering in 1986 through various services performed in connection with the audit of the Company's financial statements. Representatives of KPMG LLP will be present at the meeting, will have the opportunity to make a statement, if so desired, and will be available to respond to appropriate questions from stockholders.

     In connection with these responsibilities, the Audit Committee met with management and the independent accountants to review and discuss the December 31, 2001 financial statements. The Audit Committee also discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     The Audit Committee also received written disclosures from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence. The following table presents fees for the audit of the Company's annual consolidated financial statements for 2001 and for other services provided by KPMG LLP.

Audit Fees, excluding Audit Related Fees....................  $1,139,000
                                                              ----------
Financial Information Systems -- Design and Implementation    $       --
  Fees......................................................
                                                              ----------
All Other Fees:
  Audit Related Fees........................................  $  312,000
  Other Non-Audit Services..................................     749,000
                                                              ----------
  Total All Other Fees......................................  $1,061,000
                                                              ----------

Audit related fees consisted primarily of fees for our shelf registration statement, debt issuances and benefit plan audits. Other non-audit services consisted of tax compliance and tax consulting services. The Audit Committee has concluded that the provision of non-audit services is compatible with maintaining KPMG LLP's independence.

     Based upon the Audit Committee's discussions with management and the independent accountants, and the Audit Committee's review of the representations of management and the independent accountants, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, to be filed with the Securities and Exchange Commission.

         THE AUDIT COMMITTEE
         John R. Butler, Jr., Chairman
         Conrad P. Albert
         Larry Barcus
         Jeff D. Sandefer

                   COMPENSATION AND BENEFITS COMMITTEE REPORT
                         ON 2001 EXECUTIVE COMPENSATION

     The Compensation Committee, listed on page 3, is responsible for establishing and administering the executive compensation programs of the Company. This report describes the compensation decisions made by the Compensation Committee during 2001 with respect to Anadarko's executive officers.

COMPENSATION PHILOSOPHY OF THE COMPANY

     Anadarko's executive compensation programs consist primarily of base salary, performance-based annual bonus and long-term stock incentive plans which the Company considers essential to attract, retain and reward key personnel. Collectively, these programs are designed to promote the strategic objectives that are critical to the long-term success of the Company.

     The Compensation Committee utilizes an outside compensation consultant to review executive compensation and benefit programs as well as total compensation levels provided to executive officers. Anadarko's compensation programs provide executives the opportunity to earn compensation levels within the top quartile of a select peer group of oil and gas companies, to the extent that Company and executive performance on a combined and individual basis so warrants. The peer group consists of energy companies similar in business operations to Anadarko. Most of these energy companies are also included in the Dow Jones Oil-Secondary index used for stock price performance comparison on the Performance Graph. The Dow Jones Oil-Secondary index is comprised of specific energy companies representing most facets of the industry including independent oil and gas companies as well as those having integrated operations. Not all companies included in the index are considered comparable to Anadarko with respect to analyzing executive compensation and benefit levels. This index does provide a meaningful comparison of total stockholder return against a consistent representation of oil and gas companies with whom Anadarko competes for investment dollars.

     In designing the Company's compensation programs, the Compensation Committee's primary consideration is Anadarko's achievement of strategic business goals that serve to enhance shareholder value. Consideration is also given to competitive practice, market economics and other factors. Section 162(m) of the Internal Revenue Code limits a company's ability to deduct compensation paid in excess of $1 million during any fiscal year to the Chief Executive Officer and the next four highest paid officers, unless the compensation meets shareholder approved performance-based requirements. Awards under the Annual Incentive Bonus Plan (the "Incentive Plan") and the 1999 Stock Incentive Plan (the "Stock Incentive Plan") satisfy the performance-based requirements under section 162(m). The Compensation Committee is committed to making awards that qualify as deductible compensation under section 162(m) of the Code whenever possible. However, where granting awards is consistent with the strategic goals of the Company, the Compensation Committee reserves the right to make awards that are non-deductible when it believes it is in the best interest of the Company.

BASE SALARY

     Anadarko structures its compensation programs to match pay with performance. Individual base salaries are determined based on a subjective evaluation considering peer-company market data, the executive's performance and the length of time the executive has been in the position. Base compensation is reviewed annually by the Compensation Committee and any adjustments are designed to reflect each executive officer's contribution to the performance of the Company.

     Except for certain individuals who were promoted in 2001, the majority of executive officers, including Mr. Allison, have not received an increase to base salary since August 2000.

ANNUAL INCENTIVE BONUS

     The Incentive Plan puts a significant portion of total compensation at risk by linking potential annual compensation to the Company's achievement of specific performance goals. These goals are established by the Compensation Committee at the beginning of each calendar year and for 2001 included:

          (1) Operational criteria comparing Anadarko's five-year worldwide reserve replacement and five-year worldwide cost of finding against the five-year worldwide reserve replacement and five-year worldwide cost of finding for a select group of peer companies;

          (2) Financial criteria of net income and cash flow, both of which are measured against internal objectives; and

          (3) Stock performance criteria comparing Anadarko's total stockholder return for a three-year period against the total stockholder return of a select group of peer companies for the same period.

     Each performance goal and its specific criteria are weighted based upon the relative importance of the goal as determined by the Compensation Committee.

     Under the Incentive Plan, a bonus target is established for each executive officer based upon a review of the competitive data for that position, level of responsibility and the position's ability to impact the Company's success. These individual targets range up to 100% of base salary for the Chief Executive Officer. Actual bonus awards are based on the Company's achievement of the performance goals. Individuals may receive up to 200% of their individual bonus target if the Company significantly exceeds the specified goals and, conversely, no bonus or a reduced bonus payment if the Company does not attain predefined levels of performance.

     Based on the Company's overall performance during 2001 against the specified operational, financial and stock performance goals, the Compensation Committee approved a bonus of 150% of individual bonus target for Mr. Allison and the executive officers. The amount for Mr. Allison is reflected in the Summary Compensation Table.

STOCK PLANS

     The Company makes certain stock-based awards under the Stock Incentive Plan to align the interests of executive officers with those of stockholders. The Compensation Committee annually reviews competitive market data to determine appropriate stock awards based on the executive's position and the market value of the stock. In addition, the Compensation Committee considers previous stock grants when determining grant size for executive officers. Under the Stock Incentive Plan, the Compensation Committee has made annual and multi-year grants of stock options at the fair market value of the common stock on the date of grant. The Compensation Committee believes stock options directly align the executive officers' compensation opportunity with that of shareholders since the options will only produce value through the appreciation of the stock. The Company periodically makes awards of restricted stock on a limited basis to recognize significant key individual contributions.

     During 2001, there were no stock options awarded to executive officers except for two individuals who received grants in recognition of their election to an executive officer position. Special restricted stock awards made to select executive officers in 2001 are reflected in the Summary Compensation Table.

SUMMARY

     Anadarko's compensation strategy is to provide total compensation commensurate with the achievement of specific short-term and long-term operational, financial and strategic objectives. Accordingly, Mr. Allison's total compensation for 2001 was within the top quartile of the peer companies as a result of Anadarko's strong overall performance.

     The Compensation Committee believes the design of the Company's total executive compensation program provides executives the incentive to maximize long-term operational performance using sound financial controls and high standards of integrity. It is the Compensation Committee's belief that this focus will continue to be reflected in Anadarko's stock price and return to shareholders.

         THE COMPENSATION AND BENEFITS COMMITTEE
         John W. Poduska, Sr.
         Ronald Brown
         James L. Bryan
         Preston M. Geren III
         John R. Gordon

                           SUMMARY COMPENSATION TABLE

                                                                                        ANNUAL COMPENSATION
                                                                                  -------------------------------
                                                                                                           OTHER
                                                                                                          ANNUAL
                                                                                                          COMPEN-
                                                                                   SALARY       BONUS     SATION
NAME                                        PRINCIPAL POSITION             YEAR      ($)         ($)        ($)
----                                        ------------------             ----   ---------   ---------   -------
Robert J. Allison, Jr.(3).....  Chairman and Chief Executive Officer       2001   1,300,000   1,950,000        0
                                Chairman and Chief Executive Officer       2000   1,125,000   2,600,000        0
                                Chairman and Chief Executive Officer       1999   1,000,000   2,000,000        0
John N. Seitz(3)..............  President and Chief Operating Officer      2001     800,000   1,080,000        0
                                President and Chief Operating Officer      2000     639,583   1,440,000        0
                                President and Chief Operating Officer      1999     475,000     800,000        0
George Lindahl III............  Vice Chairman                              2001     796,825   1,080,000        0
                                Vice Chairman                              2000     366,667   1,440,000   208,559
Michael E. Rose...............  Executive Vice President, Finance and CFO  2001     500,000     490,000        0
                                Executive Vice President, Finance and CFO  2000     441,667     650,000        0
                                Senior Vice President, Finance and CFO     1999     370,000     333,000        0
Charles G. Manley.............  Executive Vice President, Administration   2001     480,000     470,000        0
                                Executive Vice President, Administration   2000     423,417     624,000        0
                                Senior Vice President, Administration      1999     355,000     320,000        0
William D. Sullivan...........  Executive Vice President, E&P              2001     374,167     407,000   81,764(6)
                                VP Operations -- Int'l, GOM & Alaska       2000     310,000     380,000        0
                                VP, International Operations               1999     270,000     216,000   55,080

                                       LONG-TERM COMPENSATION
                                ------------------------------------
                                        AWARDS
                                -----------------------
                                             SECURITIES                   ALL
                                             UNDERLYING                  OTHER
                                RESTRICTED    OPTIONS/       LTIP       COMPEN-
                                 STOCK(1)     SARS(2)      PAYOUTS      SATION
NAME                               ($)          (#)          ($)          ($)
----                            ----------   ----------   ----------   ---------
Robert J. Allison, Jr.(3).....          0           0              0     294,441(4)
                                        0     750,000              0   1,648,619
                                        0     650,000     10,312,500     316,615
John N. Seitz(3)..............          0           0              0     145,970(4)
                                        0     500,000              0   5,668,216
                                        0           0              0      98,564
George Lindahl III............          0           0              0   2,276,759(5)
                                6,187,500     500,000              0   6,209,500
Michael E. Rose...............    499,500           0              0      78,952(4)
                                        0     300,000              0   5,019,886
                                        0           0              0      94,747
Charles G. Manley.............          0           0              0      76,715(4)
                                        0     300,000              0   4,246,151
                                        0           0              0      95,831
William D. Sullivan...........          0           0              0      52,554(4)
                                        0     175,000              0   1,771,497
                                        0           0              0      48,546

---------------

(1) In 2001, Mr. Lindahl exercised a provision in his employment agreement with the Company and elected to retire effective December 28, 2001. As a result, the restricted stock awarded to Mr. Lindahl in 2000 vested fully on December 28, 2001 in accordance with the terms of his employment agreement. As of December 31, 2001, Mr. Rose held 7,500 restricted shares valued at $426,375 based on the year-end closing stock price. The restricted stock awarded to Mr. Rose in 2001 vests 25% per year each April 26 beginning in 2002. Dividends will be paid on unvested shares.

(2) No SAR's are outstanding.

(3) In January 2002, Mr. Seitz was named President and Chief Executive Officer of the Company; Mr. Allison remains as Chairman of the Board of Directors.

(4) Includes (a) Company contributions to the Anadarko Employee Savings Plan and Savings Restoration Plan; (b) payments under the Annual Override Bonus Plan (no new awards have been made under this plan since 1986) and (c) the full value of Company paid split-dollar insurance. The 2001 amounts for items
    (a), (b) and (c) are for Mr. Allison, $234,000, $43,535 and $8,157; for Mr.
    Seitz, $134,400, $10,233 and $1,337; for Mr. Rose, $69,000, $8,422 and
    $1,530; for Mr. Manley, $66,240, $8,591 and $1,884; and for Mr. Sullivan,
    $45,250, $6,727, and $577. In addition, Mr. Allison's amount includes $8,749 attributable to the full annual cost of term life insurance purchased by the Company for Mr. Allison under the Estate Enhancement Option Program in exchange for his relinquishment of certain benefits owed him by the Company.

(5) Includes $199,010 attributable to Company contributions to the Anadarko Employee Savings Plan and Savings Restoration Plan; $8,366 attributable to the full annual cost of a term life insurance policy purchased by the Company for Mr. Lindahl and $2,069,383 attributable to payments made to Mr. Lindahl upon the exercise of the termination provision in his employment agreement with the Company.

(6) Represents certain perquisites, including $70,232 attributable to the net payment of taxes by the Company on Mr. Sullivan's behalf associated with his previous foreign assignment. None of the other five individuals listed above had total perquisites exceeding $50,000 or 10% of annual compensation in 2001.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

     This table has been omitted from this proxy statement since the named executive officers did not receive any option or SAR grants in 2001.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

                                                             NUMBER OF SECURITIES
                                SHARES                            UNDERLYING           VALUE OF UNEXERCISED IN-THE-
                               ACQUIRED                    UNEXERCISED OPTIONS/SARS       MONEY OPTIONS/SARS AT
                              ON EXERCISE      VALUE        AT FISCAL YEAR-END (#)         FISCAL YEAR-END ($)
NAME                              (#)       REALIZED ($)   EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE*
----                          -----------   ------------   -------------------------   ----------------------------
Robert J. Allison, Jr. .....        0            $0            1,985,000/375,000          $49,157,419/$3,220,781
John N. Seitz...............        0            $0              808,000/250,000          $16,241,460/$2,147,188
George Lindahl III..........        0            $0                    839,753/0          $        10,014,944/$0
Michael E. Rose.............        0            $0              150,000/150,000          $ 1,288,313/$1,288,313
Charles G. Manley...........        0            $0              336,000/150,000          $ 5,228,258/$1,288,313
William D. Sullivan.........        0            $0                    0/175,000          $         0/$1,503,031

---------------

* Computed based upon the difference between aggregate fair market value on December 31, 2001 ($57.12 per share) and aggregate exercise price.

                               PERFORMANCE GRAPH

     The following performance graph compares the performance of the Company's common stock to the S&P 500 Index and to the Dow Jones Oil -- Secondary Index for the last five years. The graph assumes that the value of the investment in the Company's common stock and each index was $100 at December 31, 1996, and that all dividends were reinvested.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
  ANADARKO PETROLEUM CORP., DOW JONES OIL -- SECONDARY INDEX AND S&P 500 INDEX

                              (PERFORMANCE GRAPH)

                         FISCAL YEAR ENDED DECEMBER 31

----------------------------------------------------------------------------------------------------------------
                                       1996         1997         1998         1999         2000         2001
----------------------------------------------------------------------------------------------------------------
 Anadarko Petroleum Corporation...     100           94           96          107          224          180
 Dow Jones Oil -- Secondary
  Index...........................     100          100           68           79          126          116
 S&P 500 Index....................     100          133          171          208          189          166

Assumes $100 invested on December 31, 1996.

 *  Total Return Assumes Reinvestment of Dividends

 Total Return Data Provided by S&P's Institutional Market Services and Dow Jones & Company Inc.

                               PENSION PLAN TABLE

     The Company has a defined benefit retirement plan that covers all United States employees and does not require employee contributions. The Anadarko Retirement Plan provides benefits based on a formula that considers length of service and final average pay. For this purpose, "pay" generally includes the amounts shown in the Salary and Bonus columns of the Summary Compensation Table. The following table reflects the estimated single life annuity payable annually at normal retirement at age 65 in specified remuneration and years-of-service classifications, based on the benefit formula in effect on December 31, 2001.

                                                   YEARS OF SERVICE
RETIREMENT        ----------------------------------------------------------------------------------
EARNINGS              15                20                25                30                35
----------        ----------        ----------        ----------        ----------        ----------
$1,000,000        $  268,000        $  357,000        $  446,000        $  536,000        $  625,000
 1,250,000           335,000           447,000           559,000           671,000           782,000
 1,500,000           403,000           537,000           671,000           806,000           940,000
 1,750,000           470,000           627,000           784,000           941,000         1,097,000
 2,000,000           538,000           717,000           896,000         1,076,000         1,255,000
 2,250,000           605,000           807,000         1,009,000         1,211,000         1,412,000
 2,500,000           673,000           897,000         1,121,000         1,346,000         1,570,000
 2,750,000           740,000           987,000         1,234,000         1,481,000         1,727,000
 3,000,000           808,000         1,077,000         1,346,000         1,616,000         1,885,000
 3,250,000           875,000         1,167,000         1,459,000         1,751,000         2,042,000
 3,500,000           943,000         1,257,000         1,571,000         1,886,000         2,200,000
 3,750,000         1,010,000         1,347,000         1,684,000         2,021,000         2,357,000
 4,000,000         1,078,000         1,437,000         1,796,000         2,156,000         2,515,000
 4,250,000         1,145,000         1,527,000         1,909,000         2,291,000         2,672,000
 4,500,000         1,213,000         1,617,000         2,021,000         2,426,000         2,830,000
 4,750,000         1,280,000         1,707,000         2,134,000         2,561,000         2,987,000

     Messrs. Allison, Seitz, Lindahl, Rose, Manley and Sullivan, respectively, have 28, 24, 15, 24, 28 and 20 years of accrued service under the Plan. An employee becomes vested in his benefit under the Retirement Plan at completion of five years of vesting service as defined in the Retirement Plan.

     A portion of the benefits shown in the table may be paid from the Company's Retirement Restoration Plan, rather than from the Retirement Plan, due to limitations imposed by the Internal Revenue Code that restrict the amount of benefits payable under tax-qualified plans.

                          TRANSACTIONS WITH MANAGEMENT

EMPLOYMENT AGREEMENT

     As a condition of the merger with UPRG in July 2000, the Company entered into a three-year employment agreement with Mr. Lindahl. In 2001, Mr. Lindahl exercised a provision in his employment agreement and retired from the Company on December 28, 2001. Under the terms of the employment agreement Mr. Lindahl received the following upon his termination from the Company: (a) guaranteed annual cash compensation of at least $1,500,000 for the period December 28, 2001 through July 14, 2003; (b) vesting of 83,333 shares of restricted stock, and vesting of all unvested options; and (c) other perquisites Mr. Lindahl would have been eligible to receive through July 14, 2003. In addition, since Mr. Lindahl was eligible to retire from the Company, he received retirement benefits in accordance with the Company's Retirement Plan and Retirement Restoration Plan. In the event Mr. Lindahl should become subject to any excise tax imposed with respect to any payment or distribution made under the agreement, Anadarko has agreed to reimburse Mr. Lindahl for these taxes. Payments made under this agreement are included in the summary compensation table on page 10.

CHANGE OF CONTROL ARRANGEMENTS

     The Company has entered into key employee change of control contracts with each of the named executive officers, except for Mr. Lindahl, and with certain other key executives. These severance contracts have an initial three-year term that is automatically extended for one year upon each anniversary, unless a notice not to extend is given by the Company. If a change of control of the Company (as defined below) occurs during the term of the severance contract, then the contract becomes operative for a fixed three-year period. The severance contracts generally provide that the executive's terms and conditions of employment (including position, work location, compensation and benefits) will not be adversely changed during the three-year period after a change of control of the Company. If the Company terminates the executive's employment (other than for cause, death or disability), the executive terminates for good reason during such three-year period, or the executive terminates employment for any reason during the 30-day period following the first anniversary of the change of control, and upon certain terminations prior to a change of control or in connection with or in anticipation of a change of control, the executive is generally entitled to receive the following payment and benefits:

        (i)  earned but unpaid compensation;

        (ii) up to 2.9 times the executive's base salary plus annual bonus (based on historic annual bonus);

        (iii) the Company matching contributions which would have been made had the executive continued to participate in the Anadarko Employee Savings Plan and the Savings Restoration Plan for up to an additional three years;

        (iv) the value of any investments credited to the executive under the Savings Restoration Plan; and

        (v) the present value of the accrued retirement benefit under the Retirement Restoration Plan and the additional retirement benefits, including retiree medical, which would have been received had the executive continued service for up to an additional three years.

     In addition, the severance contract provides for a continuation of various medical, dental, disability and life insurance plans and financial counseling for a period of up to three years, outplacement services and the payment of all legal fees and expenses incurred by the executive in enforcing any right or benefit provided by the severance contract. The severance contract also provides that the executive is entitled to receive a payment in an amount sufficient to make the executive whole for any excise tax on excess parachute payments imposed under Section 4999 of the Internal Revenue Code.

     As a condition to receipt of these severance benefits, the executive must remain in the employ of the Company and render services commensurate with his position. The executive must also agree to retain in confidence any and all confidential information known to him concerning the Company and its business so long as the information is not otherwise publicly disclosed.

     In addition, pursuant to the Company's stock plans, upon a change of control of the Company (as defined below):

     - Outstanding options and stock appreciation rights that are not vested and exercisable become fully vested and exercisable.

     - The restrictions on any outstanding restricted stock lapse.

     - If any performance-based restricted stock awards are outstanding, they become fully vested and the performance goals are deemed to be earned unless otherwise provided in the participant's award agreement.

     For purposes of the severance contracts and the Company's stock plans, a change of control is generally defined as:

        (1) Any individual, entity or group acquiring beneficial ownership of 20% or more of either the outstanding shares of the Company's common stock or the combined voting power of the outstanding voting securities of the Company entitled to vote generally for the election of directors;

        (2) Individuals who constitute the Board on the date hereof cease to constitute a majority of the Board, provided that an individual whose election or nomination as a director is approved by a vote of at least a majority of the directors as of the date hereof will be deemed a member of the incumbent Board;

        (3) Approval by the Company's stockholders of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another entity, unless following the business combination:

           (a) all or substantially all of the beneficial owners of the Company's outstanding common stock prior to the business combination own more than 60% of the outstanding common stock of the corporation resulting from the business combination;

           (b) no person, entity or group owns 20% or more of the outstanding voting securities of the corporation resulting from the business combination; and,

           (c) at least a majority of the board of the corporation resulting from the business combination were members of the Company's Board prior to the business combination; or

        (4) Approval by the Company's stockholders of a complete liquidation or dissolution of the Company.

                              INDEPENDENT AUDITORS

     KPMG LLP served as the Company's independent auditors during 2001. Representatives of KPMG LLP will be present at the meeting to respond to appropriate questions from stockholders.

                                 OTHER MATTERS

     It is not expected that any other matters will come before the meeting. However, if any other matters properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

                             STOCKHOLDER PROPOSALS

     An eligible stockholder who wants to have a qualified proposal considered for inclusion in the proxy statement for the 2003 Annual Meeting must notify the Corporate Secretary of the Company. The proposal must be received no later than November 25, 2002.

                               PROXY SOLICITATION

     The Company pays for the cost of preparing, assembling and mailing the material in connection with the solicitation of proxies. It is expected that the solicitation of proxies will be primarily by mail but solicitations may also be made personally or by telephone, email or facsimile by officers and other employees of the Company without additional compensation. The Company pays all costs of solicitation, including certain expenses of brokers and nominees who mail proxy material to their customers or principals. In addition, the Company has engaged Mellon Investor Services, LLC to assist in the solicitation of proxies for this Annual Meeting at an estimated fee of $5,000 plus disbursements.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ SUZANNE SUTER

                                            SUZANNE SUTER
                                            Corporate Secretary

Dated: March 25, 2002
The Woodlands, Texas

SEE ENCLOSED PROXY CARD -- PLEASE VOTE PROMPTLY.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1.            Please mark  [X]
                                                               your votes as
                                                               indicated in
                                                               this example

Item 1-ELECTION OF DIRECTORS          FOR   WITHHELD
                                            FOR ALL
Nominees:
                                      [ ]     [ ]
01 Ronald Brown
02 John R. Butler, Jr.
03 Preston M. Geren III
04 John R. Gordon

Withheld For: (Write that nominee's name in the space provided below.)

----------------------------------------------------------------------

               PLEASE VOTE YOUR PROXY

"By checking the box to the right, I consent to future                [ ]
access of the Annual Report, Proxy Statements, prospectuses and other communications electronically via the Internet. I understand that the Company may no longer distribute printed materials to me for any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company's transfer agent, Mellon Investor
Services, Ridgefield Park, NJ and that costs normally associated with electronic access, such as usage and telephone charges, will be my responsibility. Please disregard if you have previously provided your consent decision."


Signature                               Signature                   Date
          -----------------------------           -----------------      -------

Please sign as your name appears above. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

--------------------------------------------------------------------------------
                            o FOLD AND DETACH HERE o

                      Vote by Internet or Telephone or Mail
                          24 Hours a Day, 7 Days a Week

     Internet and telephone voting is available through 4PM Eastern Time the business day prior to annual meeting day.

    Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

--------------------------------------------------------------------------------
                                    Internet
                            http://www.eproxy.com/apc

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.
--------------------------------------------------------------------------------

                                       OR

--------------------------------------------------------------------------------
                                    Telephone
                                 1-800-435-6710

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.
--------------------------------------------------------------------------------

                                       OR

--------------------------------------------------------------------------------
                                      Mail

Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
--------------------------------------------------------------------------------

         If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

You can view the 2001 Annual Report on Form 10-K and Proxy Statement on the internet at www.anadarko.com

                                                                           PROXY

                         ANADARKO PETROLEUM CORPORATION

                       SOLICITED BY THE BOARD OF DIRECTORS
                     for Annual Meeting of the Stockholders
                                 April 25, 2002

The undersigned stockholder hereby appoints ROBERT J. ALLISON, JR. AND SUZANNE SUTER, and any one of them, with power of substitution and revocation, the attorneys of the undersigned to vote all shares registered in the name of the undersigned for the election of directors (unless such authority is withheld) and on all other matters which may come before the 2002 Annual Meeting of Stockholders of Anadarko Petroleum Corporation to be held on Thursday, April 25, 2002 at 10:00 a.m. (CDT) or any adjournment thereof.

--------------------------------------------------------------------------------
                            o FOLD AND DETACH HERE o

                         ANADARKO PETROLEUM CORPORATION

                       2002 Annual Meeting Of Stockholders
                                 April 25, 2002

                       The Cynthia Woods Mitchell Pavilion
                             2005 Lake Robbins Drive
                              The Woodlands, Texas

     For directions go to http://pavilion.woodlandscenter.org/ and click on directions or visit the Company website at www.anadarko.com

                        Registration Begins at 9:00 a.m.
                             Meeting begins 10 a.m.

                                ADMITTANCE TICKET

This ticket is valid to admit the stockholder to the 2002 Annual Meeting. Seating is limited and admission to the meeting will be on a first-come, first-served basis. For wheelchair and hearing impaired seating, please see a host/hostess for assistance.

You will be asked to present valid picture identification, such as a driver's license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Please bring this ticket with you. It is required for admittance.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1.            Please mark  [X}
                                                               your votes as
                                                               indicated in
                                                               this example

Item 1-ELECTION OF DIRECTORS          FOR   WITHHELD
                                            FOR ALL
Nominees:
                                      [ ]     [ ]
01 Ronald Brown
02 John R. Butler, Jr.
03 Preston M. Geren III
04 John R. Gordon

Withheld For: (Write that nominee's name in the space provided below.)

----------------------------------------------------------------------

                             PLEASE VOTE YOUR PROXY


Signature                               Signature                   Date
          -----------------------------           -----------------      -------

Please sign as your name appears above. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

--------------------------------------------------------------------------------
                            o FOLD AND DETACH HERE o

                      Vote by Internet or Telephone or Mail
                          24 Hours a Day, 7 Days a Week

     Internet and telephone voting is available through 4PM Eastern Time the business day prior to annual meeting day.

    Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

--------------------------------------------------------------------------------
                                    Internet
                            http://www.eproxy.com/apc

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.
--------------------------------------------------------------------------------

                                       OR

--------------------------------------------------------------------------------
                                    Telephone
                                 1-800-435-6710

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.
--------------------------------------------------------------------------------

                                       OR

--------------------------------------------------------------------------------
                                      Mail

Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
--------------------------------------------------------------------------------

         If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

You can view the 2001 Annual Report on Form 10-K and Proxy Statement on the internet at www.anadarko.com

                                                                           PROXY

                         ANADARKO PETROLEUM CORPORATION

                       SOLICITED BY THE BOARD OF DIRECTORS
                     for Annual Meeting of the Stockholders
                                 April 25, 2002

The undersigned stockholder hereby appoints ROBERT J. ALLISON, JR. AND SUZANNE SUTER, and any one of them, with power of substitution and revocation, the attorneys of the undersigned to vote all shares registered in the name of the undersigned for the election of directors (unless such authority is withheld) and on all other matters which may come before the 2002 Annual Meeting of Stockholders of Anadarko Petroleum Corporation to be held on Thursday, April 25, 2002 at 10:00 a.m. (CDT) or any adjournment thereof.

--------------------------------------------------------------------------------
                            o FOLD AND DETACH HERE o

                         ANADARKO PETROLEUM CORPORATION

                       2002 Annual Meeting Of Stockholders
                                 April 25, 2002

                       The Cynthia Woods Mitchell Pavilion
                             2005 Lake Robbins Drive
                              The Woodlands, Texas

     For directions go to http://pavilion.woodlandscenter.org/ and click on directions or visit the Company website at www.anadarko.com

                        Registration Begins at 9:00 a.m.
                             Meeting begins 10 a.m.

                                ADMITTANCE TICKET

This ticket is valid to admit the stockholder to the 2002 Annual Meeting. Seating is limited and admission to the meeting will be on a first-come, first-served basis. For wheelchair and hearing impaired seating, please see a host/hostess for assistance.

You will be asked to present valid picture identification, such as a driver's license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Please bring this ticket with you. It is required for admittance.